EXHIBIT 4.2

TO BE RECORDED AND WHEN
RECORDED RETURN TO:

Hunton Andrews Kurth LLP
550 South Hope Street, Suite 2000
Los Angeles, CA 90071
Attention: Robert M. Johnson, Esq.

ELEVENTH SUPPLEMENTAL INDENTURE
Dated as of October 29, 2021
SUPPLEMENT TO INDENTURE OF MORTGAGE

Dated as of June 19, 2020

Amending and Supplementing the Provisions of the
Fifth Supplemental Indenture, dated as of July 1, 2020

PACIFIC GAS AND ELECTRIC COMPANY
ISSUER (MORTGAGOR)
AND
THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.
TRUSTEE (MORTGAGEE)

EXHIBIT A – FORM OF THE BOND OF THE THIRTY-FOURTH SERIES CORRESPONDING TO THE TRANCHE A OBLIGATIONS
EXHIBIT B – FORM OF THE BOND OF THE THIRTY-FOURTH SERIES CORRESPONDING TO THE TRANCHE B OBLIGATIONS
SCHEDULE 1     – MORTGAGE INDENTURE RECORDING INFORMATION

    i

ELEVENTH SUPPLEMENTAL INDENTURE, dated as of October 29, 2021 (this “Eleventh Supplemental Indenture”), by and between PACIFIC GAS AND ELECTRIC COMPANY, a California corporation (the “Company”), as Mortgagor, and THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., a national banking association, as Trustee under the Mortgage Indenture (as hereinafter defined) and Mortgagee (the “Trustee”).
RECITALS OF THE COMPANY
A.    The Company and the Trustee are parties to that certain Indenture of Mortgage, dated as of June 19, 2020 (together with all indentures supplemental thereto, the “Mortgage Indenture”), providing for the issuance by the Company of Bonds (as defined in the Mortgage Indenture) from time to time.
B.    The Company and the Trustee are parties to that certain Fifth Supplemental Indenture, dated as of July 1, 2020 (the “Fifth Supplemental Indenture”) providing for the issuance by the Company of the Bond of the Thirty-Second Series, the Bond of the Thirty-Third Series, the Bond of the Thirty-Fourth Series and the Bond of the Thirty-Fifth Series.
C.    The Company and the Holder of the Bond of the Thirty-Fourth Series desire to amend and supplement the Fifth Supplemental Indenture solely with respect to the provisions relating to the Bond of the Thirty-Fourth Series and the Holder has consented to such amendment and entry into this Eleventh Supplemental Indenture pursuant to Section 14.02 of the Mortgage Indenture.
D.    This Eleventh Supplemental Indenture is being entered into pursuant to Section 14.02 of the Mortgage Indenture.
E.    The Bond of the Thirty-Fourth Series previously authenticated pursuant to the Fifth Supplemental Indenture shall be delivered to the Trustee to be cancelled and the Trustee will authenticate and deliver two replacement Bonds (a Bond of the Thirty-Fourth Series (Tranche A) corresponding to the Tranche A Obligations (as defined herein) and a Bond of the Thirty-Fourth Series (Tranche B) corresponding to the Tranche B Obligations (as defined herein) and collectively, the “Bonds of the Thirty-Fourth Series”) pursuant to Section 14.06 of the Mortgage Indenture and this Eleventh Supplemental Indenture.
F.    The execution and delivery of this Eleventh Supplemental Indenture has been authorized by a Board Resolution (as defined in the Mortgage Indenture).
G.    Concurrent with the execution hereof, the Company has delivered to the Trustee an Officer’s Certificate (as defined in the Mortgage Indenture) pursuant to Section 14.03 of the Mortgage Indenture and has caused its counsel to deliver to the Trustee an Opinion of Counsel (as defined in the Mortgage Indenture) pursuant to Section 14.03 of the Mortgage Indenture.
H.    The Company has done all things necessary to make this Eleventh Supplemental Indenture a valid agreement of the Company in accordance with its terms.
NOW, THEREFORE, the Company and the Trustee agree, for the benefit of each other and the equal and proportionate benefit of the Holder of the Bonds of the Thirty-Fourth Series established hereby, as follows:
ARTICLE I

MODIFICATION OF THE FIFTH SUPPLEMENTAL INDENTURE
SECTION I01Amendments Relating to the Bonds of the Thirty-Fourth Series.
    Solely with respect to the Bonds of the Thirty-Fourth Series, the following definitions contained in Article I of the Fifth Supplemental Indenture are hereby amended and restated in their entirety to read as follows:

“Ascertainable Fees” means any fees due and payable under the Loan Documents and any other written fee agreements from time to time entered into in connection with the Term Credit Agreement by the Company and any other party to the Term Credit Agreement (the “Related Fee Letters”), including facility fees, administrative agent fees, fronting fees, arranger fees and up-front fees, that are determinable with reasonable certainty by the Company solely by reference to the Loan Documents or the Related Fee Letters.
“Interest Amount” means, without duplication, interest on all Tranche A Obligations or Tranche B Obligations, as applicable, and all Ascertainable Fees and interest thereon (including, for the avoidance of doubt, any default interest), due and payable under the Loan Documents and Related Fee Letters.
“Interest Payment Date” means each date on which Interest Amounts are due and payable pursuant to the Loan Documents.
“Loan Documents” means the Term Credit Agreement, the Bond Delivery Agreement (as defined in the Term Credit Agreement), the Notes (as defined in the Term Credit Agreement) held by the Lenders holding 18-Month Tranche Loans (as defined in the Term Credit Agreement), and any amendment, waiver, supplement or modification to any of the foregoing.
“Term Credit Agreement” means the Term Loan Credit Agreement, dated as of July 1, 2020, as amended by Amendment No. 1 to Credit Agreement, dated as of October 29, 2021, by and among the Company, the several banks and other financial institutions or entities party thereto from time to time, and JPMorgan Chase Bank, N.A., as Administrative Agent, as amended, supplemented, restated or otherwise modified from time to time.
“Tranche A Obligations” means all Obligations (as defined in the Term Credit Agreement) relating solely to the 18-Month Tranche Loans (Tranche A) (as defined in the Term Credit Agreement), including Ascertainable Fees, but excluding the Interest Amount, in each case solely on account of the 18-Month Tranche Loans (Tranche A).
“Tranche B Obligations” means all Obligations (as defined in the Term Credit Agreement) relating solely to the 18-Month Tranche Loans (Tranche B) (as defined in the Term Credit Agreement), including Ascertainable Fees, but excluding the Interest Amount, in each case solely on account of the 18-Month Tranche Loans (Tranche B).
SECTION I02Amendments Relating to the Bonds of the Thirty-Fourth Series.
    Solely with respect to the Bonds of the Thirty-Fourth Series, Article IV, Section 2 of the Fifth Supplemental Indenture is amended and restated in its entirety to read as follows:
    “The Bond of the Thirty-Fourth Series (Tranche A) shall be issued in certificated form and the form of the Bond of the Thirty-Fourth Series (Tranche A) is set forth in Exhibit A of the Eleventh Supplemental Indenture and is hereby incorporated herein and made a part hereof. The Bond of the Thirty-Fourth Series (Tranche B) shall be issued in certificated form and the form of the Bond of the Thirty-Fourth Series (Tranche B) is set forth in Exhibit B of the Eleventh Supplemental Indenture and is hereby incorporated herein and made a part hereof.”
    Solely with respect to the Bonds of the Thirty-Fourth Series, Article IV, Section 4 of the Fifth Supplemental Indenture is amended and restated in its entirety to read as follows:
    “The Bond of the Thirty-Fourth Series (Tranche A) shall bear interest at the rate or rates, and interest with respect thereto will be payable on the Interest Payment Dates, in each case for such Tranche A Obligations, set forth in said Bond. The Bond of the Thirty-Fourth Series (Tranche A) shall have a Stated Maturity of October 1, 2022 (as the same may be extended, without amendment hereof, pursuant to the Loan Documents (as defined in the Term Credit Agreement) and the procedures identified in Section 401 of this Eleventh Supplemental Indenture). Interest on the Bond of the Thirty-Fourth Series (Tranche A) shall accrue from the same dates that interest, if any, accrues on outstanding Tranche A Obligations pursuant to the Loan Documents until such interest is paid.

    The Bond of the Thirty-Fourth Series (Tranche B) shall bear interest at the rate or rates, and interest with respect thereto will be payable on the Interest Payment Dates, in each case for such Tranche B Obligations, set forth in said Bond. The Bond of the Thirty-Fourth Series (Tranche B) shall have a Stated Maturity of January 1, 2022 (as the same may be extended, without amendment hereof, pursuant to the Loan Documents (as defined in the Term Credit Agreement) and the procedures identified in Section 401 of this Eleventh Supplemental Indenture). Interest on the Bond of the Thirty-Fourth Series (Tranche B) shall accrue from the same dates that interest, if any, accrues on outstanding Tranche B Obligations pursuant to the Loan Documents until such interest is paid.”
    Solely with respect to the Bonds of the Thirty-Fourth Series, Article IV, Section 8 of the Fifth Supplemental Indenture is amended and restated in its entirety to read as follows:
    “The other terms of the Bond of the Thirty-Fourth Series (Tranche A) and the Bond of the Thirty-Fourth Series (Tranche B) shall be as expressly set forth in Exhibit A and Exhibit B, respectively, of the Eleventh Supplemental Indenture.”
ARTICLE II

AMENDMENT, SUPPLEMENT AND WAIVER
The Trustee and the Company may not modify, amend or supplement this Eleventh Supplemental Indenture except as set forth in Article XIV of the Mortgage Indenture as if (a) references in Article XIV to “this Indenture” and “hereto” are deemed to include the Eleventh Supplemental Indenture, and (b) references to the Bonds of any series “Outstanding under this Indenture” (or similar expressions and phrases) are deemed to refer only to the Bonds of the Thirty-Fourth Series and no other Bonds.
ARTICLE III

COVENANTS
    Each of the agreements and covenants of the Company contained in Article VII of the Mortgage Indenture shall apply to the Bonds of the Thirty-Fourth Series amended hereby as of the date hereof.
ARTICLE IV

MISCELLANEOUS
SECTION IV01Extension Procedures for the Bonds of the Thirty-Fourth Series
    From time to time, the Maturity Date specified on a Bond of the Thirty-Fourth Series may be extended, without amendment hereof, pursuant to the Loan Documents when the Company delivers to the Trustee each of the following:
(a) An Officer’s Certificate stating that (i) to the knowledge of the signer, no Event of Default has occurred and is continuing and (ii) the Maturity Date corresponding to the Bond of the Thirty-Fourth Series (Tranche A) or the Bond of the Thirty-Fourth Series (Tranche B), as applicable, has been extended pursuant to the terms of the Loan Documents and specifying such new Maturity Date. Such Officer’s Certificate shall provide as an exhibit a copy of a notice executed by the Administrative Agent (as defined in the Term Credit Agreement) confirming that the Maturity Date corresponding to the Bond of the Thirty-Fourth Series (Tranche A) or the Bond of the Thirty-Fourth Series (Tranche B), as applicable, has been extended pursuant to the terms of the Loan Documents and specifying such new Maturity Date.
(b)A Company Order requesting the Trustee update the Maturity Date corresponding to the Bond of the Thirty-Fourth Series (Tranche A) or the Bond of the Thirty-Fourth Series (Tranche B), as applicable, to such new Maturity Date and authenticate a replacement Bond of the Thirty-Fourth Series (Tranche A) or Bond of the Thirty-Fourth Series (Tranche B), as applicable, upon surrender by the Administrative Agent (as defined in the Term Credit Agreement) of the existing certificated Bond of the Thirty-Fourth Series

(Tranche A) or Bond of the Thirty-Fourth Series (Tranche B), as applicable, and to cancel and dispose of, in the manner provided in the Mortgage Indenture, such existing certificated Bond, in the manner provided in the Mortgage Indenture and upon such cancellation and disposition, such existing certificated Bond shall no longer be considered Outstanding.
SECTION IV02Concerning the Trustee.
The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Eleventh Supplemental Indenture or the due execution hereof by the Company, or for or in respect of the recitals and statements contained herein, all of which recitals and statements are made solely by the Company. Except as herein otherwise provided, no duties, responsibilities or liabilities are assumed, or shall be construed to be assumed, by the Trustee by reason of this Eleventh Supplemental Indenture other than as set forth in the Mortgage Indenture; and this Eleventh Supplemental Indenture is executed and accepted on behalf of the Trustee, subject to all the terms and conditions set forth in the Mortgage Indenture, as fully to all intents as if the same were herein set forth at length.
SECTION IV03Application of Eleventh Supplemental Indenture.
Except as provided herein, each and every term and condition contained in this Eleventh Supplemental Indenture that modifies, amends or supplements the terms and conditions of the Mortgage Indenture and the Fifth Supplemental Indenture (solely with respect to the Bonds of the Thirty-Fourth Series) shall apply only to the Bonds of the Thirty-Fourth Series amended hereby and not to any other series of Bonds established under the Mortgage Indenture. Except as specifically amended and supplemented by, or to the extent inconsistent with, this Eleventh Supplemental Indenture, the Mortgage Indenture and the Fifth Supplemental Indenture (solely with respect to the Bonds of the Thirty-Fourth Series) shall remain in full force and effect and is hereby ratified and confirmed.
SECTION IV04Headings.
The headings of the several Articles of this Eleventh Supplemental Indenture are inserted for convenience of reference, and shall not be deemed to be any part hereof.
SECTION IV05Effective Date.
This Eleventh Supplemental Indenture shall be effective upon the execution and delivery hereof by each of the parties hereto.
SECTION IV06Counterparts.
This Eleventh Supplemental Indenture may be executed in any number of counterparts, and each of such counterparts shall together constitute but one and the same instrument. Delivery of an executed copy of this Eleventh Supplemental Indenture by one party to the other may be made by facsimile, electronic mail (including any electronic signature complying with the New York Electronic Signatures and Records Act (N.Y. State Tech. §§ 301-309), as amended from time to time, or other applicable law) or other transmission method, and the parties hereto agree that any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.
SECTION IV07Governing Law.
The laws of the State of New York shall govern this Eleventh Supplemental Indenture and the Bonds of the Thirty-Fourth Series, without giving effect to applicable principles of conflicts of law to the extent that the application of the laws of another jurisdiction would be required thereby.

SECTION IV08Severability.
In case any provision in this Eleventh Supplemental Indenture or the Bonds of the Thirty-Fourth Series shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.
SECTION IV09Incorporation by Reference.
The terms of Schedule 1 attached hereto are incorporated herein and made a part hereof by this reference.

IN WITNESS WHEREOF, the parties hereto have caused this Eleventh Supplemental Indenture to be duly executed as of the day and year first above written.
PACIFIC GAS AND ELECTRIC COMPANY,
as Issuer (Mortgagor)

By: /s/ Margaret K. Becker_________________
Name: Margaret K. Becker
Title: Vice President and Treasurer

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,
as Trustee (Mortgagee)

By: /s/ Michele R. Shrum__________________
Name: Michele R. Shrum
Title: Vice President

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

STATE OF CALIFORNIA         }
                    }
COUNTY OF SAN FRANCISCO    }

On October 21, 2021, before me, Jolie F. Ocampo, a notary public, personally appeared Margaret K. Becker, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

/s/ Jolie F. Ocampo______________
Signature

(Seal)

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

STATE OF FLORIDA        }
                    }
COUNTY OF DUVAL        }

On October 28th, 2021, before me, Nathan Turner, a notary public, personally appeared Michele R. Shrum, a Vice President of The Bank of New York Mellon Trust Company, N.A., and who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her authorized capacity, and that by her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

/s/ Nathan Turner_______________
Signature

(Seal)

EXHIBIT A
[FORM OF BOND OF THE THIRTY-FOURTH SERIES (TRANCHE A)]
[FORM OF FACE OF BOND]
NOTE: THE HOLDER OF THIS BOND BY ACCEPTANCE HEREOF AGREES TO RESTRICTIONS ON TRANSFER, TO WAIVERS OF CERTAIN RIGHTS OF EXCHANGE, AND TO INDEMNIFICATION PROVISIONS AS SET FORTH BELOW. IN ADDITION, THE BOND REPRESENTED BY THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND SUCH BOND OR ANY INTEREST THEREIN MAY NOT BE TRANSFERRED WITHOUT COMPLIANCE WITH APPLICABLE SECURITIES LAWS.
THIS BOND IS NOT TRANSFERABLE EXCEPT TO A SUCCESSOR OR ASSIGN OF THE ADMINISTRATIVE AGENT UNDER THE TERM CREDIT AGREEMENT REFERRED TO HEREIN AMONG THE COMPANY (AS DEFINED HEREIN) AND THE SEVERAL PARTIES THERETO. THE COMPANY MAY TAKE SUCH ACTIONS AS IT SHALL DEEM NECESSARY, DESIRABLE, OR APPROPRIATE TO EFFECT COMPLIANCE WITH THESE RESTRICTIONS ON TRANSFER, INCLUDING THE ISSUANCE OF STOPTRANSFER INSTRUCTIONS TO THE TRUSTEE (AS DEFINED HEREIN) UNDER THE MORTGAGE INDENTURE REFERRED TO HEREIN OR ANY OTHER TRANSFER AGENT THEREUNDER.
AS SET FORTH HEREIN, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS BOND AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.
THE FOLLOWING SUMMARY OF TERMS IS SUBJECT TO THE INFORMATION SET FORTH IN THIS BOND:

ORIGINAL ISSUE DATE: October 29, 2021	FACE AMOUNT: $1,315,735,897.44	INTEREST RATE: See below
MATURITY DATE: October 1, 2022 (as the same may be extended, without amendment hereof, pursuant to the Loan Documents and the procedures identified in Section 401 of the Eleventh Supplemental Indenture)	INTEREST PAYMENT DATES: See below	THIS BOND IS A: Global Book-Entry Bond Certificated Bond
REGISTERED OWNER: JPMorgan Chase Bank, N.A., as Administrative Agent under the Term Credit Agreement (as defined below), or any successor Administrative Agent under the Term Credit Agreement

This Bond is not a Discount Bond
within the meaning of the within mentioned Mortgage Indenture

PACIFIC GAS AND ELECTRIC COMPANY

BOND OF THE THIRTY-FOURTH SERIES (TRANCHE A)
Face Amount (Maximum Principal Amount):
$1,315,735,897.44
    No. _______
PACIFIC GAS AND ELECTRIC COMPANY, a corporation duly organized and existing under the laws of the State of California (herein called the “Company,” which term includes any successor Person pursuant to the applicable provisions of the Mortgage Indenture hereinafter referred to), for value received, hereby promises to pay to JPMORGAN CHASE BANK, N.A., as Administrative Agent (the “Administrative Agent”), or its registered assigns, on behalf of the Secured Parties (as defined herein), the principal sum of up to ONE BILLION THREE HUNDRED AND FIFTEEN MILLION SEVEN HUNDRED AND THIRTY FIVE THOUSAND EIGHT HUNDRED AND NINETY SEVEN DOLLARS AND FORTY FOUR CENTS ($1,315,735,897.44) or such lesser principal amount as shall be equal to the Tranche A Obligations (as defined herein) due and payable under the Loan Documents (as defined herein), but not in excess of the then current face amount (maximum principal amount) of this Bond, and to pay interest with respect to this Bond at the Interest Rate (as defined herein) for such Tranche A Obligations until the principal hereof is paid or duly made available for payment, but in each case not later than the Maturity Date specified above (as the same may be extended, without amendment hereof, pursuant to the Loan Documents and the procedures identified in Section 401 of the Eleventh Supplemental Indenture) or, in the event of default of the payment of the principal hereof, until the Company’s obligations with respect to the payment of such principal shall be discharged as provided in the Mortgage Indenture.
The principal amount outstanding under this Bond will increase or decrease from time to time to be equal at all times to the Tranche A Obligations outstanding from time to time under the Loan Documents, but in no event shall the principal amount exceed the then current face amount. The principal due and payable hereunder by the Company as of any date shall be equal to the Tranche A Obligations due and payable under the Loan Documents on such date, but not in excess of the then current face amount (maximum principal amount) of this Bond, and such principal shall be payable on the same dates (whether on the stated due dates or by acceleration pursuant to the terms of the Term Credit Agreement) as Tranche A Obligations are payable from time to time pursuant to the Loan Documents. The obligation of the Company to make any payment of principal on this Bond shall be fully or partially, as the case may be, deemed to have been paid or otherwise satisfied and discharged to the extent that the Company has paid the Tranche A Obligations due and payable under the Loan Documents, but any such payment shall not reduce the face amount (maximum principal amount) of this Bond.
Interest on this Bond shall be payable on each Interest Payment Date (as defined herein). The obligation of the Company to make any payment of interest with respect to this Bond shall be fully or partially, as the case may be, deemed to have been paid or otherwise satisfied and discharged to the extent that the Company has paid Interest Amounts (as defined herein) on the Tranche A Obligations due and payable pursuant to the Loan Documents.
For purposes of this Bond:
“Ascertainable Fees” means any fees due and payable under the Loan Documents and any other written fee agreements from time to time entered into in connection with the Term Credit Agreement by the Company and any other party to the Term Credit Agreement (the “Related Fee Letters”), including facility fees, administrative agent fees, fronting fees, arranger fees and up-front fees, that are determinable with reasonable certainty by the Company solely by reference to the Loan Documents or the Related Fee Letters.
“Interest Amount” means, without duplication, interest on all Tranche A Obligations, and all Ascertainable Fees and interest thereon (including, for the avoidance of doubt, any default interest), due and payable under the Loan Documents and Related Fee Letters.
“Interest Payment Date” means each date on which Interest Amounts are due and payable pursuant to the Loan Documents.

C

“Interest Rate” means a rate of interest per annum to result in an interest payment hereunder equal to the Interest Amount due and payable under the Loan Documents on the applicable Interest Payment Date.
“Loan Documents” means the Term Credit Agreement, the Bond Delivery Agreement (as defined in the Term Credit Agreement), the Notes (as defined in the Term Credit Agreement) held by the Lenders holding 18-Month Tranche Loans (as defined in the Term Credit Agreement), and any amendment, waiver, supplement or modification to any of the foregoing.
“Secured Parties” means, collectively, the Administrative Agent, the Lenders holding 18-Month Tranche Loans (Tranche A) (as defined in the Term Credit Agreement), each sub-agent appointed by the Administrative Agent from time to time pursuant to Section 9.2 of the Term Credit Agreement and any other Persons the Tranche A Obligations owing to whom are or are purported to be secured by the Bond of the Thirty-Fourth Series (Tranche A).
“Term Credit Agreement” means the Term Loan Credit Agreement, dated as of July 1, 2020, as amended by Amendment No. 1 to Credit Agreement, dated as of October 29, 2021, by and among the Company, the several banks and other financial institutions or entities party thereto from time to time (the “Lenders”), and JPMorgan Chase Bank, N.A., as Administrative Agent, as amended, supplemented, restated or otherwise modified from time to time.
“Tranche A Obligations” means all Obligations (as defined in the Term Credit Agreement) relating solely to the 18-Month Tranche Loans (Tranche A), including Ascertainable Fees, but excluding the Interest Amount, in each case solely on account of the 18-Month Tranche Loans (Tranche A).
Other capitalized terms used herein and not otherwise defined herein shall have the meanings specified in the Mortgage Indenture, unless otherwise noted or the context otherwise requires.
The Trustee (as defined herein) may conclusively presume that the obligation of the Company to pay the principal of and interest with respect to this Bond shall have been fully satisfied and discharged unless and until it shall have received a written notice from the Registered Owner (specified above), signed by an authorized officer of the Registered Owner, stating that the payment of principal of or interest with respect to this Bond has not been fully paid when due and specifying the amount of funds required to make such payment. The Trustee may also conclusively rely on any written notice from an authorized officer of the Registered Owner with respect to the principal amount Outstanding at any time on this Bond and the interest payable with respect to this Bond at any time and the date or dates on which such principal and interest are payable.
Payments of the principal of and interest with respect to this Bond shall be made at the Corporate Trust Office of the Trustee located initially in Los Angeles, California or at such other office or agency as may be designated for such purpose by the Company from time to time. Payment of the principal of and interest with respect to this Bond, as aforesaid, shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.
The Maturity Date of this Bond specified above shall be coincident with the 18-Month Tranche Maturity Date (as defined in the Term Credit Agreement) corresponding to the 18-Month Tranche Loans (Tranche A) (as such Maturity Date may be extended, without amendment hereof, pursuant to the terms of the Term Credit Agreement of the Term Credit Agreement and the procedures identified in Section 401 of the Eleventh Supplemental Indenture).
REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS BOND SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

C

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual or electronic signature, this Bond shall not be entitled to any benefit under the Mortgage Indenture or be valid or obligatory for any purpose.
IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.
Dated: ________________
PACIFIC GAS AND ELECTRIC COMPANY
By __________________________________
                         By __________________________________

C

TRUSTEE’S CERTIFICATE OF AUTHENTICATION
This is the Bond of the series designated as the Bonds of the Thirty-Fourth Series referred to in the within-mentioned Mortgage Indenture.
THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By
Authorized Signatory

Dated:

C

[FORM OF REVERSE OF BOND OF THE THIRTY-FOURTH SERIES (TRANCHE A)]
This Bond of the Thirty-Fourth Series (this “Bond”) is one of a duly authorized issue of Bonds of the Company (the “Bonds”) issued and issuable in one or more series under and equally secured by an Indenture of Mortgage, dated as of June 19, 2020 (such Indenture as originally executed and delivered and as supplemented or amended from time to time thereafter, together with any constituent instruments establishing the terms of particular Bonds, being herein called the “Mortgage Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Mortgage Indenture), and reference is hereby made to the Mortgage Indenture for a description of the property mortgaged, pledged and held in trust, the nature and extent of the security and the respective rights, limitations of rights, duties and immunities of the Company, the Trustee and the Holders of the Bonds thereunder and of the terms and conditions upon which the Bonds are, and are to be, authenticated and delivered. The acceptance of this Bond shall be deemed to constitute the consent and agreement by the Holder hereof to all of the terms and provisions of the Mortgage Indenture. This Bond is limited in face amount (maximum principal amount) to $1,315,735,897.44.
This Bond is issued to the Administrative Agent by the Company pursuant to the Company’s obligations under the Loan Documents.
This Bond is not subject to redemption prior to the Maturity Date specified above.
As provided in the Mortgage Indenture and subject to certain limitations therein set forth, this Bond or any portion of the principal amount hereof will be deemed to have been paid for all purposes of the Mortgage Indenture and to be no longer Outstanding thereunder, and the Company’s entire indebtedness in respect thereof will be satisfied and discharged, if there has been irrevocably deposited with the Trustee or any Paying Agent (other than the Company), in trust, money in an amount which will be sufficient and/or Eligible Obligations, the principal of and interest on which when due, without regard to any reinvestment thereof, will provide moneys which, together with money, if any, deposited with or held by the Trustee or such Paying Agent, will be sufficient to pay when due the principal of and interest with respect to this Bond when due.
If an Event of Default (as defined in the Term Credit Agreement) shall have occurred under Section 8 of the Term Credit Agreement by reason of a failure by the Company to make a payment with respect to any Tranche A Obligation when the same shall be due and payable (including by acceleration) pursuant to the Loan Documents, it shall be deemed to be an Event of Default, for purposes of Section 10.01 of the Mortgage Indenture, in payment of an amount of principal of this Bond equal to the amount of such unpaid Tranche A Obligation (but, in no event, in excess of the face amount (maximum principal amount) of this Bond). If an Event of Default (as defined in the Term Credit Agreement) shall have occurred under Section 8 of the Term Credit Agreement by reason of a failure by the Company to make a payment of any Interest Amount or any other Tranche A Obligation when the same shall be due and payable (including by acceleration) pursuant to the Loan Documents, it shall be deemed to be an Event of Default, for purposes of Section 10.01 of the Mortgage Indenture, in the payment of an amount of interest with respect to this Bond equal to the amount of such unpaid Interest Amount or amount of such other Tranche A Obligation. The Company’s obligation with respect to this Bond shall be fully satisfied when (and the holder hereof shall surrender this Bond to, or upon the order of, the Company for cancellation) the Term Credit Agreement shall have been terminated and all of the Tranche A Obligations and Interest Amounts then due and payable shall have been duly paid by the Company. At the time of surrender of this Bond, the holder hereof shall deliver such appropriate instruments of transfer or release as may reasonably be requested by the Company.
If an Event of Default shall occur and be continuing as provided in the Mortgage Indenture, the Trustee or the Holders of not less than 25% in aggregate principal amount of Bonds then Outstanding, considered as one class, may declare the principal amount of all Bonds then Outstanding to be due and payable immediately by notice in writing to the Company (and to the Trustee if given by Holders); provided, however, that with respect to certain Events of Default relating to bankruptcy, insolvency and similar events, the principal amount of all Bonds then Outstanding shall be due and payable immediately without further action by the Trustee or the Holders.
The Mortgage Indenture permits, with certain exceptions as therein provided, the Company and the Trustee to enter into one or more supplemental indentures for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Mortgage Indenture with the consent of the Holders of not less than a majority in aggregate principal amount of the Bonds at the time Outstanding, considered as one class; provided, however, that if there shall be Bonds of more than one series Outstanding under the Mortgage Indenture and if a proposed supplemental indenture shall directly affect the rights of the Holders of Bonds of one or more, but less than all, of such series, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Bonds of all series so directly affected, considered as one class, shall be required; and provided, further, that if the Bonds of any series shall have been issued in more than one Tranche and if a proposed supplemental indenture shall directly affect the rights of the Holders of Bonds of one or more, but less than all, of such Tranches, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Bonds of all Tranches so directly affected, considered as one class, shall be required; and provided, further, that the Mortgage Indenture permits the Company and the Trustee to enter into one or more supplemental indentures for certain purposes without the consent of any Holders of Bonds; and provided, further, that for the avoidance of doubt, the foregoing shall not change the voting requirements under Section 14.02 of the Mortgage Indenture, which for the avoidance of doubt, require the consent of the Holders of each Outstanding Bond of each series or Tranche in certain circumstances. The Mortgage Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of Bonds, on behalf of the Holders of all such Bonds, to waive certain past defaults under the Mortgage Indenture and their consequences. Any such consent or waiver by the Holder of this Bond shall be conclusive and binding upon such Holder and upon all future Holders of this Bond and of any Bond issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Bond. Notwithstanding the foregoing, no supplemental indenture shall amend, modify or waive any provision of Section 10.07 of the Mortgage Indenture without the consent of the Holders.
As provided in and subject to the provisions of the Mortgage Indenture, the Holder of this Bond shall not have the right to institute any proceeding with respect to the Mortgage Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default, the Holders of at least 25% in aggregate principal amount of the Bonds at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of at least a majority in aggregate principal amount of Bonds at the time Outstanding a direction inconsistent with such written request, and shall have failed to institute any such proceeding for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Bond for the enforcement of any payment of principal hereof or interest with respect hereto on or after the respective due dates expressed herein.
No reference herein to the Mortgage Indenture and no provision of this Bond or of the Mortgage Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest with respect to this Bond at the times, place and rate, and in the coin or currency, herein prescribed.
For all purposes of the Mortgage Indenture, the principal amount of this Bond Outstanding as of any date of calculation shall be equal to the Tranche A Obligations outstanding under the Loan Documents as of such date.
This Bond is issuable in the denomination of $1,315,735,897.44 or such lesser amount equal to the face amount of this Bond as provided herein.
As provided in the Mortgage Indenture and subject to certain limitations set forth therein and herein, the transfer of this Bond is registrable in the Bond Register, upon surrender of this Bond for registration of transfer at the office or agency of the Company in any place where the principal of and interest with respect to this Bond are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee or the Bond Registrar, as the case may be, duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Bonds of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.
Before any transfer of this Bond by the Holder or such Holder’s legal representative will be recognized or given effect by the Company or the Trustee, the Holder shall note the then current principal amount payable on this Bond, the interest accrued to the date of such transfer and the then current face amount of this Bond, and shall notify the Company and the Trustee of the name and address of the transferee and shall afford the Company and the

Trustee the opportunity of verifying the notation as to such then current principal amount payable on this Bond, the interest accrued to the date of such transfer and the then current face amount of this Bond. By acceptance hereof the Holder of this Bond and each transferee shall be deemed to have agreed to indemnify and hold harmless the Company and the Trustee against all losses, claims, damages or liability arising out of any failure on part of the Holder or of any such transferee to comply with the requirements of the preceding sentence.
No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.
Prior to due presentment of this Bond for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Bond is registered as the owner hereof for all purposes, whether or not this Bond is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.
This Bond shall be governed by, and construed and enforced in accordance with, the laws of the State of New York without regard to the principles of conflicts of laws thereunder, except to the extent that the Trust Indenture Act shall be applicable.
As provided in the Mortgage Indenture, no recourse shall be had for the payment of the principal of or interest with respect to this Bond, or any part thereof, or for any claim based hereon or otherwise in respect hereof, or of the indebtedness represented hereby, or upon any obligation, covenant or agreement under the Mortgage Indenture, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or of any predecessor or successor corporation (either directly or through the Company or a predecessor or successor corporation), whether by virtue of any constitutional provision, statute or rule of law or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that the Mortgage Indenture and all the Bonds are solely corporate obligations and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of the Mortgage Indenture and the issuance of this Bond.
Anything in this Bond, the Mortgage Indenture, or the Loan Documents to the contrary notwithstanding, any payment by the Company of principal of or interest on this Bond shall be applied by the holder hereof to the payment of any amounts owing by the Company on the Tranche A Obligations and Interest Amounts that are then due or are to become due, and shall, to the extent of such application, for all purposes, satisfy and discharge the obligation of the Company to make such payment on such Tranche A Obligations and Interest Amounts, respectively.
Anything in this Bond, the Mortgage Indenture, or the Loan Documents to the contrary notwithstanding, any payment by the Company of the Tranche A Obligations and Interest Amounts pursuant to the Loan Documents shall, to the extent thereof, for all purposes, satisfy and discharge the obligation of the Company to make a payment of principal or interest, as the case may be, in respect of this Bond that is then due or is to become due; provided, that any such payment of the Tranche A Obligations and Interest Amounts pursuant to the Loan Documents shall not reduce the face amount (maximum principal amount) of this Bond.

ASSIGNMENT FORM
To assign this Bond, fill in the form below: (1) or (we) assign and transfer this Bond to

    (Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint
to transfer this Bond on the books of the Company. The agent may substitute another to act for him.

Date:

Your signature:
(Sign exactly as your name appears on the face of this Bond)

Tax Identification No.:

SIGNATURE GUARANTEE:

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Bond Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Bond Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.
    A-1

EXHIBIT B
[FORM OF BOND OF THE THIRTY-FOURTH SERIES (TRANCHE B)]
[FORM OF FACE OF BOND]
NOTE: THE HOLDER OF THIS BOND BY ACCEPTANCE HEREOF AGREES TO RESTRICTIONS ON TRANSFER, TO WAIVERS OF CERTAIN RIGHTS OF EXCHANGE, AND TO INDEMNIFICATION PROVISIONS AS SET FORTH BELOW. IN ADDITION, THE BOND REPRESENTED BY THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND SUCH BOND OR ANY INTEREST THEREIN MAY NOT BE TRANSFERRED WITHOUT COMPLIANCE WITH APPLICABLE SECURITIES LAWS.
THIS BOND IS NOT TRANSFERABLE EXCEPT TO A SUCCESSOR OR ASSIGN OF THE ADMINISTRATIVE AGENT UNDER THE TERM CREDIT AGREEMENT REFERRED TO HEREIN AMONG THE COMPANY (AS DEFINED HEREIN) AND THE SEVERAL PARTIES THERETO. THE COMPANY MAY TAKE SUCH ACTIONS AS IT SHALL DEEM NECESSARY, DESIRABLE, OR APPROPRIATE TO EFFECT COMPLIANCE WITH THESE RESTRICTIONS ON TRANSFER, INCLUDING THE ISSUANCE OF STOPTRANSFER INSTRUCTIONS TO THE TRUSTEE (AS DEFINED HEREIN) UNDER THE MORTGAGE INDENTURE REFERRED TO HEREIN OR ANY OTHER TRANSFER AGENT THEREUNDER.
AS SET FORTH HEREIN, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS BOND AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.
THE FOLLOWING SUMMARY OF TERMS IS SUBJECT TO THE INFORMATION SET FORTH IN THIS BOND:

ORIGINAL ISSUE DATE: October 29, 2021	FACE AMOUNT: $184,264,102.56	INTEREST RATE: See below
MATURITY DATE: January 1, 2022 (as the same may be extended, without amendment hereof, pursuant to the Loan Documents and the procedures identified in Section 401 of the Eleventh Supplemental Indenture)	INTEREST PAYMENT DATES: See below	THIS BOND IS A: Global Book-Entry Bond Certificated Bond
REGISTERED OWNER: JPMorgan Chase Bank, N.A., as Administrative Agent under the Term Credit Agreement (as defined below), or any successor Administrative Agent under the Term Credit Agreement

This Bond is not a Discount Bond
within the meaning of the within mentioned Mortgage Indenture

PACIFIC GAS AND ELECTRIC COMPANY

BOND OF THE THIRTY-FOURTH SERIES (TRANCHE B)
Face Amount (Maximum Principal Amount):
$184,264,102.56
    No. _______
PACIFIC GAS AND ELECTRIC COMPANY, a corporation duly organized and existing under the laws of the State of California (herein called the “Company,” which term includes any successor Person pursuant to the applicable provisions of the Mortgage Indenture hereinafter referred to), for value received, hereby promises to pay to JPMORGAN CHASE BANK, N.A., as Administrative Agent (the “Administrative Agent”), or its registered assigns, on behalf of the Secured Parties (as defined herein), the principal sum of up to ONE HUNDRED AND EIGHTY FOUR MILLION TWO HUNDRED AND SIXTY FOUR THOUSAND ONE HUNDRED AND TWO DOLLARS AND FIFTY SIX CENTS ($184,264,102.56) or such lesser principal amount as shall be equal to the Tranche B Obligations (as defined herein) due and payable under the Loan Documents (as defined herein), but not in excess of the then current face amount (maximum principal amount) of this Bond, and to pay interest with respect to this Bond at the Interest Rate (as defined herein) for such Tranche B Obligations until the principal hereof is paid or duly made available for payment, but in each case not later than the Maturity Date specified above (as the same may be extended, without amendment hereof, pursuant to the Loan Documents and the procedures identified in Section 401 of the Eleventh Supplemental Indenture) or, in the event of default of the payment of the principal hereof, until the Company’s obligations with respect to the payment of such principal shall be discharged as provided in the Mortgage Indenture.
The principal amount outstanding under this Bond will increase or decrease from time to time to be equal at all times to the Tranche B Obligations outstanding from time to time under the Loan Documents, but in no event shall the principal amount exceed the then current face amount. The principal due and payable hereunder by the Company as of any date shall be equal to the Tranche B Obligations due and payable under the Loan Documents on such date, but not in excess of the then current face amount (maximum principal amount) of this Bond, and such principal shall be payable on the same dates (whether on the stated due dates or by acceleration pursuant to the terms of the Term Credit Agreement) as Tranche B Obligations are payable from time to time pursuant to the Loan Documents. The obligation of the Company to make any payment of principal on this Bond shall be fully or partially, as the case may be, deemed to have been paid or otherwise satisfied and discharged to the extent that the Company has paid the Tranche B Obligations due and payable under the Loan Documents, but any such payment shall not reduce the face amount (maximum principal amount) of this Bond.
Interest on this Bond shall be payable on each Interest Payment Date (as defined herein). The obligation of the Company to make any payment of interest with respect to this Bond shall be fully or partially, as the case may be, deemed to have been paid or otherwise satisfied and discharged to the extent that the Company has paid Interest Amounts (as defined herein) on the Tranche B Obligations due and payable pursuant to the Loan Documents.
For purposes of this Bond:
“Ascertainable Fees” means any fees due and payable under the Loan Documents and any other written fee agreements from time to time entered into in connection with the Term Credit Agreement by the Company and any other party to the Term Credit Agreement (the “Related Fee Letters”), including facility fees, administrative agent fees, fronting fees, arranger fees and up-front fees, that are determinable with reasonable certainty by the Company solely by reference to the Loan Documents or the Related Fee Letters.
“Interest Amount” means, without duplication, interest on all Tranche B Obligations, and all Ascertainable Fees and interest thereon (including, for the avoidance of doubt, any default interest), due and payable under the Loan Documents and Related Fee Letters.
“Interest Payment Date” means each date on which Interest Amounts are due and payable pursuant to the Loan Documents.

C

“Interest Rate” means a rate of interest per annum to result in an interest payment hereunder equal to the Interest Amount due and payable under the Loan Documents on the applicable Interest Payment Date.
“Loan Documents” means the Term Credit Agreement, the Bond Delivery Agreement (as defined in the Term Credit Agreement), the Notes (as defined in the Term Credit Agreement) held by the Lenders holding 18-Month Tranche Loans (as defined in the Term Credit Agreement), and any amendment, waiver, supplement or modification to any of the foregoing.
“Secured Parties” means, collectively, the Administrative Agent, the Lenders holding 18-Month Tranche Loans (Tranche B) (as defined in the Term Credit Agreement), each sub-agent appointed by the Administrative Agent from time to time pursuant to Section 9.2 of the Term Credit Agreement and any other Persons the Tranche B Obligations owing to whom are or are purported to be secured by the Bond of the Thirty-Fourth Series (Tranche B).
“Term Credit Agreement” means the Term Loan Credit Agreement, dated as of July 1, 2020, as amended by Amendment No. 1 to Credit Agreement, dated as of October 29, 2021, by and among the Company, the several banks and other financial institutions or entities party thereto from time to time (the “Lenders”), and JPMorgan Chase Bank, N.A., as Administrative Agent, as amended, supplemented, restated or otherwise modified from time to time.
“Tranche B Obligations” means all Obligations (as defined in the Term Credit Agreement) relating solely to the 18-Month Tranche Loans (Tranche B), including Ascertainable Fees, but excluding the Interest Amount, in each case solely on account of the 18-Month Tranche Loans (Tranche B).
Other capitalized terms used herein and not otherwise defined herein shall have the meanings specified in the Mortgage Indenture, unless otherwise noted or the context otherwise requires.
The Trustee (as defined herein) may conclusively presume that the obligation of the Company to pay the principal of and interest with respect to this Bond shall have been fully satisfied and discharged unless and until it shall have received a written notice from the Registered Owner (specified above), signed by an authorized officer of the Registered Owner, stating that the payment of principal of or interest with respect to this Bond has not been fully paid when due and specifying the amount of funds required to make such payment. The Trustee may also conclusively rely on any written notice from an authorized officer of the Registered Owner with respect to the principal amount Outstanding at any time on this Bond and the interest payable with respect to this Bond at any time and the date or dates on which such principal and interest are payable.
Payments of the principal of and interest with respect to this Bond shall be made at the Corporate Trust Office of the Trustee located initially in Los Angeles, California or at such other office or agency as may be designated for such purpose by the Company from time to time. Payment of the principal of and interest with respect to this Bond, as aforesaid, shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.
The Maturity Date of this Bond specified above shall be coincident with the 18-Month Tranche Maturity Date (as defined in the Term Credit Agreement) corresponding to the 18-Month Tranche Loans (Tranche B) (as such Maturity Date may be extended, without amendment hereof, pursuant to the terms of the Term Credit Agreement of the Term Credit Agreement and the procedures identified in Section 401 of the Eleventh Supplemental Indenture).
REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS BOND SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

C

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual or electronic signature, this Bond shall not be entitled to any benefit under the Mortgage Indenture or be valid or obligatory for any purpose.
IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.
Dated: ________________
PACIFIC GAS AND ELECTRIC COMPANY
By __________________________________
                         By __________________________________

C

TRUSTEE’S CERTIFICATE OF AUTHENTICATION
This is the Bond of the series designated as the Bonds of the Thirty-Fourth Series referred to in the within-mentioned Mortgage Indenture.
THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By
Authorized Signatory

Dated:

C

[FORM OF REVERSE OF BOND OF THE THIRTY-FOURTH SERIES (TRANCHE B)]
This Bond of the Thirty-Fourth Series (this “Bond”) is one of a duly authorized issue of Bonds of the Company (the “Bonds”) issued and issuable in one or more series under and equally secured by an Indenture of Mortgage, dated as of June 19, 2020 (such Indenture as originally executed and delivered and as supplemented or amended from time to time thereafter, together with any constituent instruments establishing the terms of particular Bonds, being herein called the “Mortgage Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Mortgage Indenture), and reference is hereby made to the Mortgage Indenture for a description of the property mortgaged, pledged and held in trust, the nature and extent of the security and the respective rights, limitations of rights, duties and immunities of the Company, the Trustee and the Holders of the Bonds thereunder and of the terms and conditions upon which the Bonds are, and are to be, authenticated and delivered. The acceptance of this Bond shall be deemed to constitute the consent and agreement by the Holder hereof to all of the terms and provisions of the Mortgage Indenture. This Bond is limited in face amount (maximum principal amount) to $184,264,102.56.
This Bond is issued to the Administrative Agent by the Company pursuant to the Company’s obligations under the Loan Documents.
This Bond is not subject to redemption prior to the Maturity Date specified above.
As provided in the Mortgage Indenture and subject to certain limitations therein set forth, this Bond or any portion of the principal amount hereof will be deemed to have been paid for all purposes of the Mortgage Indenture and to be no longer Outstanding thereunder, and the Company’s entire indebtedness in respect thereof will be satisfied and discharged, if there has been irrevocably deposited with the Trustee or any Paying Agent (other than the Company), in trust, money in an amount which will be sufficient and/or Eligible Obligations, the principal of and interest on which when due, without regard to any reinvestment thereof, will provide moneys which, together with money, if any, deposited with or held by the Trustee or such Paying Agent, will be sufficient to pay when due the principal of and interest with respect to this Bond when due.
If an Event of Default (as defined in the Term Credit Agreement) shall have occurred under Section 8 of the Term Credit Agreement by reason of a failure by the Company to make a payment with respect to any Tranche B Obligation when the same shall be due and payable (including by acceleration) pursuant to the Loan Documents, it shall be deemed to be an Event of Default, for purposes of Section 10.01 of the Mortgage Indenture, in payment of an amount of principal of this Bond equal to the amount of such unpaid Tranche B Obligation (but, in no event, in excess of the face amount (maximum principal amount) of this Bond). If an Event of Default (as defined in the Term Credit Agreement) shall have occurred under Section 8 of the Term Credit Agreement by reason of a failure by the Company to make a payment of any Interest Amount or any other Tranche B Obligation when the same shall be due and payable (including by acceleration) pursuant to the Loan Documents, it shall be deemed to be an Event of Default, for purposes of Section 10.01 of the Mortgage Indenture, in the payment of an amount of interest with respect to this Bond equal to the amount of such unpaid Interest Amount or amount of such other Tranche B Obligation. The Company’s obligation with respect to this Bond shall be fully satisfied when (and the holder hereof shall surrender this Bond to, or upon the order of, the Company for cancellation) the Term Credit Agreement shall have been terminated and all of the Tranche B Obligations and Interest Amounts then due and payable shall have been duly paid by the Company. At the time of surrender of this Bond, the holder hereof shall deliver such appropriate instruments of transfer or release as may reasonably be requested by the Company.
If an Event of Default shall occur and be continuing as provided in the Mortgage Indenture, the Trustee or the Holders of not less than 25% in aggregate principal amount of Bonds then Outstanding, considered as one class, may declare the principal amount of all Bonds then Outstanding to be due and payable immediately by notice in writing to the Company (and to the Trustee if given by Holders); provided, however, that with respect to certain Events of Default relating to bankruptcy, insolvency and similar events, the principal amount of all Bonds then Outstanding shall be due and payable immediately without further action by the Trustee or the Holders.
The Mortgage Indenture permits, with certain exceptions as therein provided, the Company and the Trustee to enter into one or more supplemental indentures for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Mortgage Indenture with the consent of the Holders of not less than a majority in aggregate principal amount of the Bonds at the time Outstanding, considered as one class; provided, however, that if there shall be Bonds of more than one series Outstanding under the Mortgage Indenture and if a proposed supplemental indenture shall directly affect the rights of the Holders of Bonds of one or more, but less than all, of such series, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Bonds of all series so directly affected, considered as one class, shall be required; and provided, further, that if the Bonds of any series shall have been issued in more than one Tranche and if a proposed supplemental indenture shall directly affect the rights of the Holders of Bonds of one or more, but less than all, of such Tranches, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Bonds of all Tranches so directly affected, considered as one class, shall be required; and provided, further, that the Mortgage Indenture permits the Company and the Trustee to enter into one or more supplemental indentures for certain purposes without the consent of any Holders of Bonds; and provided, further, that for the avoidance of doubt, the foregoing shall not change the voting requirements under Section 14.02 of the Mortgage Indenture, which for the avoidance of doubt, require the consent of the Holders of each Outstanding Bond of each series or Tranche in certain circumstances. The Mortgage Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of Bonds, on behalf of the Holders of all such Bonds, to waive certain past defaults under the Mortgage Indenture and their consequences. Any such consent or waiver by the Holder of this Bond shall be conclusive and binding upon such Holder and upon all future Holders of this Bond and of any Bond issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Bond. Notwithstanding the foregoing, no supplemental indenture shall amend, modify or waive any provision of Section 10.07 of the Mortgage Indenture without the consent of the Holders.
As provided in and subject to the provisions of the Mortgage Indenture, the Holder of this Bond shall not have the right to institute any proceeding with respect to the Mortgage Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default, the Holders of at least 25% in aggregate principal amount of the Bonds at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of at least a majority in aggregate principal amount of Bonds at the time Outstanding a direction inconsistent with such written request, and shall have failed to institute any such proceeding for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Bond for the enforcement of any payment of principal hereof or interest with respect hereto on or after the respective due dates expressed herein.
No reference herein to the Mortgage Indenture and no provision of this Bond or of the Mortgage Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest with respect to this Bond at the times, place and rate, and in the coin or currency, herein prescribed.
For all purposes of the Mortgage Indenture, the principal amount of this Bond Outstanding as of any date of calculation shall be equal to the Tranche B Obligations outstanding under the Loan Documents as of such date.
This Bond is issuable in the denomination of $184,264,102.56 or such lesser amount equal to the face amount of this Bond as provided herein.
As provided in the Mortgage Indenture and subject to certain limitations set forth therein and herein, the transfer of this Bond is registrable in the Bond Register, upon surrender of this Bond for registration of transfer at the office or agency of the Company in any place where the principal of and interest with respect to this Bond are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee or the Bond Registrar, as the case may be, duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Bonds of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.
Before any transfer of this Bond by the Holder or such Holder’s legal representative will be recognized or given effect by the Company or the Trustee, the Holder shall note the then current principal amount payable on this Bond, the interest accrued to the date of such transfer and the then current face amount of this Bond, and shall notify the Company and the Trustee of the name and address of the transferee and shall afford the Company and the

Trustee the opportunity of verifying the notation as to such then current principal amount payable on this Bond, the interest accrued to the date of such transfer and the then current face amount of this Bond. By acceptance hereof the Holder of this Bond and each transferee shall be deemed to have agreed to indemnify and hold harmless the Company and the Trustee against all losses, claims, damages or liability arising out of any failure on part of the Holder or of any such transferee to comply with the requirements of the preceding sentence.
No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.
Prior to due presentment of this Bond for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Bond is registered as the owner hereof for all purposes, whether or not this Bond is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.
This Bond shall be governed by, and construed and enforced in accordance with, the laws of the State of New York without regard to the principles of conflicts of laws thereunder, except to the extent that the Trust Indenture Act shall be applicable.
As provided in the Mortgage Indenture, no recourse shall be had for the payment of the principal of or interest with respect to this Bond, or any part thereof, or for any claim based hereon or otherwise in respect hereof, or of the indebtedness represented hereby, or upon any obligation, covenant or agreement under the Mortgage Indenture, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or of any predecessor or successor corporation (either directly or through the Company or a predecessor or successor corporation), whether by virtue of any constitutional provision, statute or rule of law or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that the Mortgage Indenture and all the Bonds are solely corporate obligations and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of the Mortgage Indenture and the issuance of this Bond.
Anything in this Bond, the Mortgage Indenture, or the Loan Documents to the contrary notwithstanding, any payment by the Company of principal of or interest on this Bond shall be applied by the holder hereof to the payment of any amounts owing by the Company on the Tranche B Obligations and Interest Amounts that are then due or are to become due, and shall, to the extent of such application, for all purposes, satisfy and discharge the obligation of the Company to make such payment on such Tranche B Obligations and Interest Amounts, respectively.
Anything in this Bond, the Mortgage Indenture, or the Loan Documents to the contrary notwithstanding, any payment by the Company of the Tranche B Obligations and Interest Amounts pursuant to the Loan Documents shall, to the extent thereof, for all purposes, satisfy and discharge the obligation of the Company to make a payment of principal or interest, as the case may be, in respect of this Bond that is then due or is to become due; provided, that any such payment of the Tranche B Obligations and Interest Amounts pursuant to the Loan Documents shall not reduce the face amount (maximum principal amount) of this Bond.

ASSIGNMENT FORM
To assign this Bond, fill in the form below: (1) or (we) assign and transfer this Bond to

    (Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint
to transfer this Bond on the books of the Company. The agent may substitute another to act for him.

Date:

Your signature:
(Sign exactly as your name appears on the face of this Bond)

Tax Identification No.:

SIGNATURE GUARANTEE:

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Bond Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Bond Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

SCHEDULE 1

RECORDING INFORMATION

        This Schedule 1 is hereby incorporated into and made a part of the Eleventh Supplemental Indenture. The Eleventh Supplemental Indenture (or a memorandum describing such Eleventh Supplemental Indenture) shall be recorded in the Official Records of the County (as defined above) in order to put third parties on record notice with respect thereto.

    The Mortgage Indenture was initially recorded in the Official Records of the County on the applicable recording dates and at the applicable instrument numbers set forth in column A below.

    The Memorandum of Supplemental First Mortgage Indentures, dated as of August 12, 2020 (the “2020 Memorandum”) was recorded in the Official Records of the County on the applicable recording dates and at the applicable instrument numbers set forth in column B below.

    Certain parcels of real property located in certain counties have been released from the lien of the Mortgage Indenture, as set forth in the 2020 Partial Release (as defined below). To the extent applicable, the Certificate of Partial Release of Lien, dated as of December 15, 2020 (the “2020 Partial Release”) was recorded in the Official Records of the County on the applicable recording dates and at the applicable instrument numbers set forth in column C below.

    The Seventh Supplemental Indenture, dated as of November 16, 2020 (the “Seventh Supplemental Indenture”) was recorded in the Official Records of the County on the applicable recording dates and at the applicable instrument numbers set forth in column D below.

    The Eighth Supplemental Indenture, dated as of March 8, 2021 (the “Eighth Supplemental Indenture”) was recorded in the Official Records of the County on the applicable recording dates and at the applicable instrument numbers set forth in column E below.

    Certain parcels of real property located in certain counties have been released from the lien of the Mortgage Indenture, as set forth in the 2021 Partial Release (as defined below). To the extent applicable, the Certificate of Partial Release of Lien, dated as of September 9, 2021 (the “2021 Partial Release”) was recorded in the Official Records of the County on the applicable recording dates and at the applicable instrument numbers set forth in column F below.

    The Memorandum of Supplemental First Mortgage Indentures, dated as of August 31, 2021 (the “2021 Memorandum”) was recorded in the Official Records of the County on the applicable recording dates and at the applicable instrument numbers set forth in column G below.

A	B	C	D
    Sch. 1-1

County	Recording Date & Instrument Number (Indenture of Mortgage, dated as of June 19, 2020)	Recording Date & Instrument Number (Memorandum of Supplemental First Mortgage Indentures, dated as of August 12, 2020)	Recording Date & Instrument Number (Certificate of Partial Release of Lien, dated as of December 15, 2020)	Recording Date & Instrument Number (Seventh Supplemental Indenture, dated as of November 16, 2020)
Alameda	Date: 7/8/2020 Instrument: 2020159002	Date: 8/19/2020 Instrument: 2020203390	--	Date: 3/8/2021 Instrument: 2021094794
Alpine	Date: 7/8/2020 Instrument: Ins.000313	Date: 8/21/2020 Instrument: 2020000409	--	Date: 2/26/2021 Instrument: 2021-000224
Amador	Date: 7/7/2020 Instrument: 2020-0005302	Date: 8/19/2020 Instrument: 2020-0006984-00	--	Date: 3/8/2021 Instrument: 20210002728
Butte	Date: 7/7/2020 Instrument: 2020-0026656	Date: 8/19/2020 Instrument: 2020-0033263	--	Date: 2/24/2021 Instrument: 2021-0008993
Calaveras	Date: 7/7/2020 Instrument: 2020-008603	Date: 8/19/2020 Instrument: 2020-011334	--	Date: 2/24/2021 Instrument: 2021-003707
Colusa	Date: 7/13/2020 Instrument: 2020-0002012	Date: 8/19/2020 Instrument: 2020-0002404	--	Date: 2/25/2021 Instrument: 2021-0000922
    Sch. 1-2

Contra Costa	Date: 7/10/2020 Instrument: 2020-0137967-00	Date: 8/24/2020 Instrument: 2020-0179597	--	Date: 3/8/2021 Instrument: 2021-0068856
El Dorado	Date: 7/7/2020 Instrument: 2020-0033173-00	Date: 8/19/2020 Instrument: 2020-0042892-00	--	Date: 3/4/2021 Instrument: 2021-0014976
Fresno	Date: 7/7/2020 Instrument: 2020-0084490	Date: 8/20/2020 Instrument: 2020-0108156	--	Date: 2/24/2021 Instrument: 2021-0031297
Glenn	Date: 7/8/2020 Instrument: 2020-2622	Date: 8/25/2020 Instrument: 2020-3320	--	Date: 2/25/2021 Instrument: 2021-0901
Humboldt	Date: 7/14/2020 Instrument: 2020-011590	Date: 8/24/2020 Instrument: 2020-014544	--	Date: 3/5/2021 Instrument: 2021005120
Kern	Date: 7/7/2020 Instrument: 220088046	Date: 8/19/2020 Instrument: 220113312	Date: 12/29/2020 Instrument: 220202055	Date: 2/24/2021 Instrument: 221034332
Kings	Date: 7/7/2020 Instrument: 2011843	Date: 8/21/2020 Instrument: 2015093	--	Date: 2/24/2021 Instrument: 2104019
Lake	Date: 7/7/2020 Instrument: 2020008082	Date: 8/19/2020 Instrument: 2020010193	--	Date: 2/24/2021 Instrument: 2021003293
Lassen	Date: 7/8/2020 Instrument: 2020-02654	Date: 8/20/2020 Instrument: 2020-03389	--	Date: 2/25/2021 Instrument: 2021-00982
Madera	Date: 7/7/2020 Instrument: 2020015446	Date: 8/19/2020 Instrument: 2020019584	--	Date: 3/9/2021 Instrument: 2021007361
Marin	Date: 7/7/2020 Instrument: 2020-0028741	Date: 8/19/2020 Instrument: 2020-0037600	--	Date: 2/24/2021 Instrument: 2021-0013112
Mariposa	Date: 7/7/2020 Instrument: 20202190	Date: 8/20/2020 Instrument: 20202821	--	Date: 3/4/2021 Instrument: 20211080
Mendocino	Date: 7/7/2020 Instrument: 202007917	Date: 8/19/2020 Instrument: 2020-10112	--	Date: 2/24/2021 Instrument: 2021-02892
    Sch. 1-3

Merced	Date: 7/7/2020 Instrument: 2020022266	Date: 8/19/2020 Instrument: 2020028493	--	Date: 2/24/2021 Instrument: 2021008602
Modoc	Date: 7/7/2020 Instrument: 20200001804	Date: 8/19/2020 Instrument: 20200002135	--	Date: 2/24/2021 Instrument: 20210000422
Monterey	Date: 7/7/2020 Instrument: 2020032685	Date: 8/19/2020 Instrument: 2020042185	--	Date: 2/24/2021 Instrument: 2021014097
Napa	Date: 7/7/2020 Instrument: 2020-0016006	Date: 8/20/2020 Instrument: 2020-0020526	--	Date: 3/4/2021 Instrument: 2021-0008728
Nevada	Date: 7/7/2020 Instrument: 20200015164	Date: 8/25/2020 Instrument: 20200020840	--	Date: 3/4/2021 Instrument: 20210007838
Placer	Date: 7/7/2020 Instrument: 2020-0067740	Date: 8/19/2020 Instrument: 2020-0087937-00	--	Date: 2/24/2021 Instrument: 2021-0026083-00
Plumas	Date: 7/9/2020 Instrument: 2020-0003422	Date: 8/20/2020 Instrument: 2020-0004742	--	Date: 3/11/2021 Instrument: 2021-0001758
Sacramento	Date: 7/7/2020 Instrument: Ins-202007071055	Date: 8/19/2020 Instrument: 202008190892	--	Date: 2/24/2021 Instrument: 202102241076
San Benito	Date: 7/7/2020 Instrument: 2020-0007874	Date: 8/19/2020 Instrument: 2020-0010072	--	Date: 3/4/2021 Instrument: 2021-0003400
San Bernardino	Date: 7/7/2020 Instrument: 2020-0226134	Date: 8/19/2020 Instrument: 2020-0294961	--	Date: 2/24/2021 Instrument: 2021-0087782
San Francisco	Date: 7/7/2020 Instrument: 2020-K949017-00	Date: 8/19/2020 Instrument: 2020006126	--	Date: 2/24/2021 Instrument: 2021036477
San Joaquin	Date: 7/7/2020 Instrument: 2020-080390	Date: 8/19/2020 Instrument: 2020-103840	--	Date: 2/24/2021 Instrument: 2021-033997
San Luis Obispo	Date: 7/7/2020 Instrument: 2020033897	Date: 8/19/2020 Instrument: 2020043805	Date: 3/5/2021 Instrument: 2021017044	Date: 3/8/2021 Instrument: 2021017458
    Sch. 1-4

San Mateo	Date: 7/7/2020 Instrument: 2020064008	Date: 8/21/2020 Instrument: 2020-084135	--	Date: 2/24/2021 Instrument: 2021-030961
Santa Barbara	Date: 7/13/2020 Instrument: 2020-0034969	Date: 8/19/2020 Instrument: 2020-0043690	--	Date: 2/24/2021 Instrument: 2021-0014736
Santa Clara	Date: 7/7/2020 Instrument: 24528422	Date: 8/19/2020 Instrument: 24580344	--	Date: 2/24/2021 Instrument: 24845255
Santa Cruz	Date: 7/7/2020 Instrument: 2020-0024403	Date: 8/19/2020 Instrument: 2020-0031634	--	Date: 2/24/2021 Instrument: 2021-0011369
Shasta	Date: 7/7/2020 Instrument: 2020-0021039	Date: 8/19/2020 Instrument: 2020-0027008	Date: 12/29/2020 Instrument: 2020-0047326	Date: 2/24/2021 Instrument: 2021-0007584
Sierra	Date: 7/9/2020 Instrument: 2020171226	Date: 8/20/2020 Instrument: 2020171540	--	Date: 2/25/2021 Instrument: 2020172589
Solano	Date: 7/7/2020 Instrument: Ins-202000054277	Date: 8/19/2020 Instrument: 202000069597	--	Date: 2/24/2021 Instrument: 202100021149
Sonoma	Date: 7/9/2020 Instrument: 2020055917	Date: 8/19/2020 Instrument: 2020070874	--	Date: 2/24/2021 Instrument: 2021021837
Stanislaus	Date: 7/8/2020 Instrument: 2020-0047771	Date: 8/19/2020 Instrument: 2020-0061515-00	--	Date: 2/24/2021 Instrument: 2021-0017942-00
Sutter	Date: 7/8/2020 Instrument: 2020-0009800	Date: 8/19/2020 Instrument: 2020-0012784	--	Date: 2/24/2021 Instrument: 20210003735
Tehama	Date: 7/7/2020 Instrument: 2020007674	Date: 8/19/2020 Instrument: 2020009820	--	Date: 2/24/2021 Instrument: 2021002378
Trinity	Date: 7/8/2020 Instrument: 202002224	Date: 8/20/2020 Instrument: 202002748	--	Date: 2/25/2021 Instrument: 202100581
Tulare	Date: 7/7/2020 Instrument: 2020-0039416	Date: 8/26/2020 Instrument: 2020-0049011	--	Date: 3/2/2021 Instrument: 2021-0015218
    Sch. 1-5

Tuolumne	Date: 7/7/2020 Instrument: 2020007628	Date: 8/19/2020 Instrument: 2020009759	--	Date: 3/2/2021 Instrument: 2021003503
Yolo	Date: 7/8/2020 Instrument: 2020-0020467	Date: 8/19/2020 Instrument: 2020-0026550		Date: 3/8/2021 Instrument: 2021-0009289
Yuba	Date: 7/8/2020 Instrument: 2020-010218	Date: 8/19/2020 Instrument: 2020-012939	--	Date: 2/24/2021 Instrument: 2021-003119

    Sch. 1-6

	E	F	G
County	Recording Date & Instrument Number (Eighth Supplemental Indenture, dated as of March 8, 2021)	Recording Date & Instrument Number (Certificate of Partial Release of Lien, dated as of September 9, 2021)	Recording Date & Instrument Number (Memorandum of Supplemental First Mortgage Indentures, dated as of August 31, 2021)
Alameda	Date: 06/15/2021 Instrument: 2021215933	--	Date: 09/14/2021 Instrument: 2021309420
Alpine	Date: 06/16/2021 Instrument: 2021000559	--	Date: 09/14/2021 Instrument: 2021-000769
Amador	Date: 06/15/2021 Instrument: 2021-0007084	--	Date: 09/15/2021 Instrument: 2021-0010656
Butte	Date: 06/17/2021 Instrument: 2021-0027732	--	Date: 09/10/2021 Instrument: 2021-0040855
Calaveras	Date: 06/15/2021 Instrument: 2021-011005	--	Date: 09/16/2021 Instrument: 2021-016140
Colusa	Date: 06/17/2021 Instrument: 2021-0002508	--	Date: 09/14/2021 Instrument: 2021-0003762
Contra Costa	Date: 06/15/2021 Instrument: 2021-0172986	Date: 09/13/2021 Instrument: 2021-0254505	Date: 09/22/2021 Instrument: 2021-0263934
El Dorado	Date: 06/15/2021 Instrument: 2021-0039831	--	Date: 09/13/2021 Instrument: 2021-0058502
Fresno	Date: 06/15/2021 Instrument: 2021-0097447	--	Date: 09/13/2021 Instrument: 2021-0148962
Glenn	Date: 06/23/2021 Instrument: 2021-2872	--	Date: 09/10/2021 Instrument: 2021-4123
    Sch. 1-7

Humboldt	Date: 06/24/2021 Instrument: 2021-014188	--	Date: 09/15/2021 Instrument: 2021-020689
Kern	Date: 06/15/2021 Instrument: 221112026	--	Date: 09/14/2021 Instrument: 221174492
Kings	Date: 06/15/2021 Instrument: 2113322	--	Date: 09/17/2021 Instrument: 2120473
Lake	Date: 06/16/2021 Instrument: 2021010225	--	Date: 09/13/2021 Instrument: 2021-015134
Lassen	Date: 06/18/2021 Instrument: 2021-03286	--	Date: 09/13/2021 Instrument: 2021-04857
Madera	Date: 06/15/2021 Instrument: 2021019093	--	Date: 09/10/2021 Instrument: 2021028583
Marin	Date: 06/15/2021 Instrument: 2021-0039212	--	Date: 09/10/2021 Instrument: 2021-0056705
Mariposa	Date: 06/15/2021 Instrument: 20212780	--	Date: 09/23/2021 Instrument: 20214302
Mendocino	Date: 06/16/2021 Instrument: 2021-09192	--	Date: 09/17/2021 Instrument: 2021-14137
Merced	Date: 06/15/2021 Instrument: 2021026546	--	Date: 09/13/2021 Instrument: 2021040766
Modoc	Date: 06/15/2021 Instrument: 20210001695	--	Date: 09/10/2021 Instrument: 20210002777
Monterey	Date: 06/17/2021 Instrument: 2021042424	--	Date: 09/13/2021 Instrument: 2021061137
Napa	Date: 06/15/2021 Instrument: 2021-0020222	--	Date: 09/13/2021 Instrument: 2021-0029107
Nevada	Date: 06/15/2021 Instrument: 20210020480	--	Date: 09/13/2021 Instrument: 20210030075
Placer	Date: 06/15/2021 Instrument: 2021-0077769-00	--	Date: 09/10/2021 Instrument: 2021-0114356-00
    Sch. 1-8

Plumas	Date: 06/18/2021 Instrument: 2021-4121	Date: 09/21/2021 Instrument: 2021-0006513	Date: 09/24/2021 Instrument: 2021-0006605
Sacramento	Date: 06/18/2021 Instrument: 202106180534	--	Date: 09/13/2021 Instrument: 202109130797
San Benito	Date: 06/23/2021 Instrument: 2021-0009669	--	Date: 09/20/2021 Instrument: 2021-0014111
San Bernardino	Date: 06/15/2021 Instrument: 2021-0270300	--	Date: 09/10/2021 Instrument: 2021-0414379
San Francisco	Date: 06/16/2021 Instrument: 2021096597	--	Date: 09/20/2021 Instrument: 2021147122
San Joaquin	Date: 06/15/2021 Instrument: 2021-102076	--	Date: 09/10/2021 Instrument: 2021-152907
San Luis Obispo	Date: 06/15/2021 Instrument: 2021042772	--	Date: 09/10/2021 Instrument: 2021062407
San Mateo	Date: 06/15/2021 Instrument: 2021-090929	--	Date: 09/14/2021 Instrument: 2021-132011
Santa Barbara	Date: 06/16/2021 Instrument: 2021-0045121	--	Date: 09/15/2021 Instrument: 2021-0065545
Santa Clara	Date: 06/15/2021 Instrument: 24996810	Date: 09/21/2021 Instrument: 25107264	Date: 09/22/2021 Instrument: 25109534
Santa Cruz	Date: 06/15/2021 Instrument: 2021-0032793	--	Date: 09/10/2021 Instrument: 2021-0046780
Shasta	Date: 06/15/2021 Instrument: 2021-0024897	Date: 09/20/2021 Instrument: 2021-0039149	Date: 09/22/2021 Instrument: 2021-0039480
Sierra	Date: 06/17/2021 Instrument: 2021173017	--	Date: 09/14/2021 Instrument: 2021173609
Solano	Date: 06/15/2021 Instrument: 202100064487	--	Date: 09/10/2021 Instrument: 202100095898
    Sch. 1-9

Sonoma	Date: 06/15/2021 Instrument: 2021070076	--	Date: 09/13/2021 Instrument: 2021102595
Stanislaus	Date: 06/16/2021 Instrument: 2021-0057206	--	Date: 10/05/2021 Instrument: 2021-0093766
Sutter	Date: 06/17/2021 Instrument: 2021-0011236	--	Date: 09/29/2021 Instrument: 2021-0017681
Tehama	Date: 06/15/2021 Instrument: 2021008603	--	Date: 09/10/2021 Instrument: 2021012840
Trinity	Date: 06/17/2021 Instrument: 202101938	--	Date: 09/13/2021 Instrument: 202105327
Tulare	Date: 06/15/2021 Instrument: 2021-0043754	--	Date: 09/10/2021 Instrument: 2021-0066763
Tuolumne	Date: 06/17/2021 Instrument: 2021009478	--	Date: 09/10/2021 Instrument: 2021014302
Yolo	Date: 06/16/2021 Instrument: 2021-0023598	--	Date: 09/10/2021 Instrument: 2021-0034493
Yuba	Date: 06/15/2021 Instrument: 2021-010827	--	Date: 09/10/2021 Instrument: 2021-016949
    Sch. 1-10